Spectrum Advisors Preferred Fund

Investor Class Shares SAPEX

SUMMARY PROSPECTUS

February 1, 2020

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://thespectrumfunds.com/fund-documents#close You can also get this information at no cost by calling 1-866-862-9686, emailing orderspectrumfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information dated February 1, 2020 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://thespectrumfunds.com/fund-documents, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: FINANCIAL INC. “Transforming the way you invest” 272 Bendix Road, Suite 600 Virginia Beach, VA 23452

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Investment Objective: Spectrum Advisors Preferred Fund’s (the “Fund”) investment objective is long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.50%
Other Expenses		0.33%
Shareholder Service Expenses(1)	0.03%
Remaining Other Expenses	0.30%
Acquired Fund Fees and Expenses(2)		0.62%
Total Annual Fund Operating Expenses(2)		2.45%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$248	$764	$1,306	$2,786

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended September 30, 2019, the Fund’s portfolio turnover rate was 360% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser seeks long term capital appreciation by investing in a diversified portfolio of other investment companies using a “performance upgrading” strategy that pursues positive alpha while managing return volatility. Positive alpha refers to returns that are higher than overall market returns. The sub-adviser’s performance upgrading strategy seeks to identify other investment companies that have investment advisers that the sub-adviser believes are superior stock market managers with a historically strong record of performance. Thus, performance upgrading refers to the sub-adviser’s selection of investment companies that it believes will have the highest returns among their peers. The sub-adviser will also implement modest leverage to enhance returns when it believes market conditions are favorable. Also, when it believes market conditions, or certain market sector conditions are unfavorable, the sub-adviser will reduce market exposure by using a long/short strategy of buying what it believes to be the best performing funds while taking a short swap position in a stock market indexes.

During favorable market conditions (when the sub-adviser believes security prices will be stable or rising) the sub-adviser leverages the Fund’s investment portfolio through swap contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the sub-adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents, fixed income securities and reducing leverage. The sub-adviser does not select individual fixed income securities but instead, invests the Fund’s assets in open-end investment companies (“mutual funds”) and exchange-traded funds (“ETFs”) that each invests primarily in fixed income securities. The Fund invests without restriction as to issuer type, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs in which it invests. These investments include high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality.

The Fund invests primarily in a diversified portfolio of domestic equity securities. The sub-adviser does not select individual stocks but instead, invests the Fund’s assets in mutual funds and ETFs that each invest primarily in equity securities. The Fund invests without restriction as to issuer market capitalization, market sector or industry. The sub-adviser selects mutual funds and ETFs that have relatively strong recent returns and low risk (defined as return volatility). The sub-adviser also considers mutual fund and ETF size, fees, management experience and liquidity. The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty.

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By focusing on market conditions and its performance upgrading strategy, the sub-adviser believes the Fund should maintain returns with lower downside volatility and risk compared to major stock market indices. The sub-adviser sells securities, and reduces swap positions and borrowing, when it believes market conditions have become unfavorable or when more attractive investments are available. Additionally, the sub-adviser may employ a long/short strategy through inverse ETFs and swaps to reduce market risk and seek to negate recessionary equity market risk. The long/short strategy seeks to enhance returns by taking short positions in equity sectors the sub-adviser believes are less attractive while maintaining long positions in equity sectors the sub-adviser believes are more attractive. The sub-adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Inverse ETF Risk: Inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Inverse ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Derivatives also magnify losses because they require only a small investment relative to their notional amount.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart For Calendar Year Ended December 31

Highest Quarter:	3/31/2019	11.96%
Lowest Quarter:	12/31/2018	(12.22)%

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2019)

Investor Class Shares	One Year	Since Inception(1)
Return before taxes	27.65%	7.75%
Return after taxes on Distributions	27.27%	7.09%
Return after taxes on Distributions and Sale of Fund Shares	16.38%	5.85%
S&P 500 Total Return Index(2)	31.49%	11.99%
(1)	The Fund commenced operations on June 1, 2015.
(2)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of all dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index. The S&P 500 Total Return Index performance does not reflect deductions for fees, expenses or taxes.

Investment Adviser: Advisors Preferred LLC. (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Manager: Ralph Doudera, Chief Executive Officer of Spectrum Financial, has served the Fund as its portfolio manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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